UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 30, 2013

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 454-3759

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Chimera Investment Corporation (the “Company”), the Company has been unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”).  Therefore, the Company is subject to the New York Stock Exchange’s (the “NYSE” or the “Exchange”) late filing procedures as they pertain to annual reports, as set forth in Section 802.01E of the NYSE Listed Company Manual. On August 30, 2013, the Company was notified by the NYSE that the NYSE had granted the Company an extension for continued listing and trading on the Exchange, notwithstanding that the Company has not yet filed the 2012 Form 10-K.  The extension granted by the NYSE provides the Company until January 31, 2014 to file the 2012 Form 10-K with the U.S. Securities and Exchange Commission, subject to reassessment on an ongoing basis.

In granting the extension, the NYSE noted that it would closely monitor the Company’s progress in connection with the milestones and timing for filing the 2012 Form 10-K and that failure to make progress could result in suspension of the Company’s listing privileges prior to January 31, 2014. The NYSE stated in its notice that, in the event that the Company does not file the 2012 Form 10-K in accordance with the terms of the NYSE’s extension, the NYSE will move forward with the initiation of suspension and delisting procedures.

Although the Company is working diligently to complete the 2012 Form 10-K, no assurance can be given that the 2012 Form 10-K will be filed prior to January 31, 2014.

Forward-Looking Statements

This Form 8-K and the Company’s public documents to which it refers contain or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements which are based on various assumptions (some of which are beyond the Company’s control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “will” or similar expressions, or variations on those terms or the negative of those terms.  These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and other factors, including the impact of the transition to a new independent registered public accounting firm and the Company’s ability to timely complete the process necessary to file its quarterly and annual reports for the quarters and year subsequent to March 31, 2012. The Company does not undertake, and specifically disclaims all obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, see “Item 1A — Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent quarterly report on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

	99.1	Press Release of the Company, dated September 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

		By:	/s/ Robert Colligan
			Name:	Robert Colligan
			Title:	Chief Financial Officer

Date:	September 3, 2013